UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2008

CME Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Furnished as Exhibit 100 to this Current Report on Form 8-K are the following materials from CME Group Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, filed on November 10, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) the Unaudited Consolidated Balance Sheet, (ii) the Unaudited Consolidated Statement of Income, (iii) the Unaudited Consolidated Statement of Shareholders’ Equity, (iv) the Unaudited Consolidated Statement of Cash Flows and (v) the Notes to Unaudited Consolidated Financial Statements. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of CME Group Inc. The purpose of submitting these XBRL-formatted documents is to test the related format and technology and, as a result, investors and others should continue to rely on the official filed version of the filing and not rely on the XBRL-related documents in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
100	The following financial statements from CME Group Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, filed on November 10, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) the Unaudited Consolidated Balance Sheet, (ii) the Unaudited Consolidated Statement of Income, (iii) the Unaudited Consolidated Statement of Shareholders’ Equity, (iv) the Unaudited Consolidated Statement of Cash Flows and (v) the Notes to Unaudited Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

By:	/s/ Kathleen M. Cronin
Kathleen M. Cronin Managing Director, General Counsel and Corporate Secretary

Dated: December 2, 2008

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 100.INS	XBRL Instance Document

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document